UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2012

ADVANCED BIOENERGY, LLC

(Exact name of Registrant as Specified in Charter)

Delaware	000-52421	20-2281511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 Norman Center Drive Suite 610 Bloomington, MN		55437
(Address of Principal Executive Offices)		(Zip Code)

763-226-2701

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Communications to Unit Holders

On February 21, 2012, Advanced BioEnergy, LLC mailed its 2011 Annual Report to Unit Holders, which included a letter to Unit Holders. A copy of that letter is attached as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following is furnished as an Exhibit to this Report:

Exhibit No.	Description of Exhibit
99.1	Letter included in 2011 Annual Report from Richard R. Peterson, President and Chief Executive Officer to Unit Holders of Advanced BioEnergy, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED BIOENERGY, LLC

By:	/s/ Richard R. Peterson
Richard R. Peterson President, Chief Executive Officer and
Chief Financial Officer

Date: February 21, 2012